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                                                                   Exhibit 10(b)

                            CERTIFICATE OF AMENDMENT

                                       OF

                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                                 INTERCEL, INC.

                                      ****

  InterCel, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:

  FIRST: That in accordance with the requirements of Section 242 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation, acting by written consent signed by all of the directors of the Corporation pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, duly adopted resolutions: (1) proposing and declaring advisable the changing of the Corporation's name to "Powertel, Inc."; (2) proposing and declaring advisable the amendment of the Restated Certificate of Incorporation of the Corporation to reflect such change; and (3) recommending that such name change and amendment be submitted to the stockholders of the Corporation for consideration, action and approval.

  SECOND: That Article 1 of the Restated Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

  "ARTICLE 1.  NAME.

             The name of the corporation is Powertel, Inc. (the "Corporation")."

  THIRD: That, pursuant to Section 242 of the General Corporation Law of the State of Delaware, the aforesaid amendment to the Restated Certificate of Incorporation was duly adopted by the stockholders of the Corporation at the annual meeting of stockholders held on May 21, 1997.

  FOURTH: That upon this Certificate of Amendment of Restated Certificate of Incorporation becoming effective, the name of the Corporation shall be changed to "Powertel, Inc."


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  IN WITNESS WHEREOF, InterCel, Inc. has caused this Certificate of Amendment of Restated Certificate of Incorporation to be signed by Allen E. Smith, its President, and attested by Lorena G. Turner, its Assistant Secretary, on June 23, 1997.



                                      By:   /s/ Allen E. Smith
                                            ---------------------------
                                            Allen E. Smith
                                            President

Attest:


/s/ Lorena G. Turner
----------------------------------
Lorena G. Turner
Assistant Secretary